             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY INFORMATION STATEMENT

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14c-5(d)(2))

[X] DEFINITIVE INFORMATION STATEMENT

                                   BAOA, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(g) AND 0-11

       (1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

       (2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

       (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED:

       (4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

       (5)    TOTAL FEE PAID:

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

       (1)    AMOUNT PREVIOUSLY PAID:

       (2)    FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

       (3)    FILING PARTY:

       (4)    DATE FILED:

                                   [BAOA LOGO]
                              555 Whitehall Street
                                Atlanta, GA 30303
                                 (404) 222-0760
                               fax: (404) 222-0340


September 14, 2000


Dear Shareholders:

       You are cordially invited to attend the Special Meeting of the Shareholders ("Special Meeting") of BAOA, Inc. (the "Company") which will be held at the BAOA, Inc. Offices, 555 Whitehall Street, Atlanta, GA 30303,on Wednesday, October 4, 2000, 9:00 a.m., Eastern Daylight Time. You may call us at
(404) 222-0760 for directions to the meeting. If you attend the telephone meeting, you will be able to listen only, and vote by mail prior to the meeting, as set forth in the instructions herein.

       As a courtesy, we have provided a way for shareholders to attend the Special meeting by telephone. There will be limited phone lines available. If you are interested in attending by phone, you will need to follow the procedures listed below:

       1. At least five (5) days prior to the October 4, 2000 meeting, you must call BAOA's headquarters to RSVP and receive your security code, which will enable you to access the secured meeting line on October 4, 2000. The RSVP number is (404) 222-0719.

              At that time, you will need to provide your full name, address of record, tax identification number, the number of shares you currently own, and your stock certificate number, which you will find printed on the face of your stock certificate and/or you must have your latest statement available.

       2. Once we properly confirm your identity, we will assign you an access code, and the phone number to dial to hear the meeting. The phone number will be a toll free call for Domestic shareholders, and a toll call to the (703) area code for International shareholders.

       3. On October 4, 2000, you will need to dial the assigned number ten minutes prior to the meeting. You will need to provide the operator with your security code. Remember to keep your security code private, inasmuch as the operator will allow only one caller to utilize that security code. Any caller who does not provide a proper security code and identification will be denied access to the meeting via telephone.

              YOU WILL NOT BE ABLE TO VOTE BY TELEPHONE.
              ------------------------------------------

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. If, however, you elect not to attend the Special Meeting, you may vote by mail, by completing, signing, dating, and returning the enclosed Voter Card promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting, you may do so and vote in person at the Special Meeting.

       In 1997, BAOA's management initiated its strategy of developing and operating telemarketing call centers ("Call Centers") in federally designated Empowerment Zones, throughout the United States. We recognized a growing demand from large companies, for the services of professional Call Centers. We saw an opportunity to increase the projected profitability of our Call Centers, by placing our operations in major urban centers, and thereby, capitalizing on the advantages offered by the Presidential Initiative and federal legislation known as "The Empowerment Zone/Enterprise Community Initiative."

       The dynamic changes in the telecommunication industry have caused long distance phone rates to drastically decrease over the past three years, due to satellite technology enabling the creation of private networks, consequently making the cost of an off-shore call as cheap as a domestic long distance call. This phenomena has created an opportunity for a labor intensive business which heavily uses long distance phone calls to generate income.

       BAOA, doing business as Call-Solutions, primary business strategy has shifted to taking advantage of this phenomena by opening call centers off-shore in countries which have a compelling labor pool from which to select workers. In many foreign English speaking countries, the cost of living is substantially less than living in the U.S.A., therefore the cost of labor for low-technology employment positions is much more feasible than in the U.S.A.

       BAOA has opened a Call Center in Montego Bay, Jamaica and has full time teleservice representatives to service its corporate clients. The company plans to increase the number of teleservice representatives to at least 50 during the first 11 months of 2000 and up to 100 before close of the first quarter of 2001.

       The Company believes that the affordable labor rate will significantly increase its profitability on call center projects. This factor will also allow the company to train its teleservice representatives for new sales and marketing campaigns at extremely competitive rates. This ability to re-train its teleservices representatives at an affordable rate will make the company's call centers more competitive in the marketplace.

       The Company is also secondarily focused on opening call centers in federally designated Empowerment Zones throughout the United States.

       The Empowerment Zone benefits include loans, investment tax credits and energy credits. These incentives significantly enhance the profitability of starting these businesses while minimizing the risk of failure.

       The Company has received a commitment letter from the Atlanta Empowerment Zone for $3.5 million in debt financing to move forward with the call center project in Atlanta. The Call Center project in Atlanta substantially meets one of the chief Empowerment Zone prerequisites of job creation. Each domestic Call Center could potentially create up to 500 new teleservice jobs.

       The Company still plans to open Call Centers in New York and Los Angeles based upon commercial feasibility.

       The shift in the Company's mission has permitted us to implement our core business plan. For the first time since the Company's existence as BAOA, Inc., revenue will be reported on the quarterly filing.

       In the past, the Company's under capitalization prevented it from securing debt or equity financing. Now that the company has an ongoing core business plan implemented, it is now time to reconstruct our capital market in order to assure the company's continued growth.

       The Company can become a leader in the following areas:

       a)     Direct-to-consumer marketing
       b)     Outsourced teleservices from international corporations
       c)     Outsourced internet commerce transaction base
       d) Outsourced internet customer services provider for web site and other e-commerce transactions

       We now need to restructure our capital market in order to:

       1)     Make our stock harder to be devalued by short trading.
       2) Place the Company in a position to receive significant equity financing in order to compete in future technology growth.
       3) Add value for shareholders based upon what the Company will earn in future months.

       To meet these goals, the Board of Directors, on August 30, 2000, met and unanimously resolved the following:

Resolution 1:

       Subject to Shareholder approval, the Board of Directors of this Corporation has adopted and approved an amendment of the Articles of Incorporation of this Corporation to reverse split each of the issued and outstanding of Common Stock of this Corporation into 4,364,179 shares of Common Stock;

       In conjunction with the Reverse Split, the total number of common shares that the Company is authorized to issue shall be 90,000,000 common shares after giving effect to the Reverse Stock split. The Articles of Incorporation will be amended to reflect that the total number of shares of capital stock that the Corporation is authorized to issue 100,000,000. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000 shares. There are currently 220 shares of convertible Preferred Stock Issued, convertible into 50,000,000 shares of common stock.

       Upon the amendment of Articles of Incorporation the shares of Common Stock will be divided into 1/20 share of Common Stock. Therefore the Company's common shares will undergo a 20:1 reverse split pursuant to which every common share of the Company's then issued and outstanding shall be changed into one-twentieth (1/20th) of a common share.

       No fractional shares will be issued pursuant to said reverse split. Each fractional share of Common Stock will be rounded up to equal one whole share of Common Stock.

       The officers are authorized and directed to apply to the Commissioner of Corporations, or equivalent agencies in other jurisdictions, for any necessary qualification of the issuance of securities pursuant to the reverse stock split.

       Upon the qualification of the issuance by various states where shareholders reside, the officers of this Corporation are authorized to cause to be prepared and execute, verify, and filed with the Secretary of State a Certificate of Amendment of the Articles of Incorporation of this Corporation relating to the reverse stock split.

       The officers of this Corporation are authorized and directed to take any further actions and to execute and deliver any further documents as will be necessary to effect the reverse stock split, the qualifications, and the amendment to the Articles of Incorporation of this Corporation.

Resolution 2

       Upon Shareholder approval, the Articles of Incorporation will be amended to reflect that the name of the Corporation will be changed to Call Solutions Inc. or a substantially similar name.

Resolution 3

       Upon Shareholder approval Richard Levychin, Kahn Boyd Levychin, LLP is selected as independent public accountants to audit the books, records and accounts of the Company and its subsidiary.

Resolution 4

       That the Corporation's OTC trading symbol from should be changed from BAOA to KALL, CSOL, ZONE, DIAL, CSCI, CALLS, or other such available trading symbol, which the Board of Directors deems appropriate.

Resolution 5

       Upon the Shareholders' approval of the reverse split, the Company issue to all of holders of the Company's Common Stock rights or warrants permitting each holder to purchase up to two shares of common stock of the Company for each share held by them immediately following the reverse split. The first warrants ("A Warrants") shall be exercisable upon their issuance $1.00 per share, and the second warrants ("B Warrants") shall be exercisable at $1.50 per share. The date of exercise shall be the date that the right or warrant is duly surrendered to the Company's transfer agent for exercise, with proper payment attached, and every exercise shall be deemed made after the market close on the date of exercise.

       There shall be a time limit placed on the warrants of one year. The terms of the warrant shall be determined by the Board of Directors.

       Prior to distribution, such rights or warrants, the common stock purchasable upon the exercise of the rights or warrants shall be registered under the Securities Act of 1933 on an appropriate form.

Resolution 6

       There shall be a special meeting of the shareholders held on October 4, 2000, at the Company's offices located at 555 Whitehall Street, Atlanta, GA 30303.

 Resolution 7

       Two Hundred and Twenty convertible preferred shares were issued to several consultants and employees owed shares and salaries for services rendered to the Corporation. Upon Conversion, these shares will convert into 50,000,000 shares of common stock. After the reverse stock split, the shareholder's right of conversion of these preferred shares will be reduced by the reverse split to approximately 2,500,000 shares, as if preferred shares had been converted on the effective date of the reverse. Pursuant to the rights of the preferred shares, until the Preferred Shares are converted into Common Stock, the Preferred Shareholders have the right to vote the number of shares they would receive if their Preferred Shares were converted in to common stock on the record date applicable to the matter to be determined by the shareholder vote.

       At the Special Meeting of the Shareholders, you will be asked to vote on the approval of the follow resolutions:


       - To vote upon the proposal to amend the Articles of Incorporation and approve the reverse stock split of the issued and outstanding shares of the BAOA's issued and outstanding shares of Common Stock;


       - To vote upon a proposal that in conjunction with the reverse split, that the number of authorized shares of Common Stock shall be 90,000,000 common shares authorized after the Reverse Split;


       - To ratify the Board's action to change the Company's name to Call-Solutions, Inc.; and


       - To ratify the Board's appointment of independent public accountant and/or auditor.


       Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Information Statement. We look forward to seeing you at the Special Meeting.



                               /s/ Peter Van Brunt
                               Peter Van Brunt
                               President and Chief Executive Officer
                               Atlanta Georgia

                                   BAOA, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS



MEETING DATE:                WEDNESDAY, OCTOBER 4, 2000
MEETING TIME:                9:00 A.M., EASTERN DAYLIGHT TIME
MEETING LOCATION:            555 WHITEHALL STREET
                             ATLANTA GEORGIA, 30303


RECORD DATE:  SEPTEMBER 7, 2000


       AGENDA:

       - To vote upon the proposal to amend the Articles of Incorporation and approve the reverse stock split of the issued and outstanding shares of BAOA's issued and outstanding shares of Common Stock;

       - To vote upon a proposal that in conjunction with the reverse split, that the number of authorized shares of Common Stock shall be 90,000,000 common shares authorized after the Reverse Split;

       - To ratify the Board's action to change the Company's name to Call-Solutions, Inc.; and

       - To ratify the Board's appointment of independent public accountants and/or auditor.


       The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to vote at, the Special Meeting and at any adjournment thereof is September 7, 2000. The stock transfer books will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

              WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. If, however, you elect not to attend the Special Meeting, you may vote by mail, by completing, signing, dating, and returning the enclosed Voter Card promptly in the accompanying reply envelope. If you decide to attend the Special Meeting, you may do so and vote in person at the Special Meeting.

ADMISSION

       All stockholders and representatives whom stockholders have authorized in writing prior to 10 calendar days of meeting are cordially invited to attend the Special Meeting. We will hold the Special Meeting at 555 Whitehall Street, Atlanta, Georgia, 30303.

       As a courtesy, we have provided a way for shareholders to attend the Special meeting by telephone. If you attend the telephone meeting, you will be able to listen only, and vote by mail prior to the meeting, as set forth in the instructions herein. There will be limited phone lines available. If you are interested in attending by phone, you will need to follow the procedures listed below:

1. At least five (5) days prior to the October 4, 2000 meeting, you must call BAOA's headquarters to RSVP and receive your security code, which will enable you to access the secured meeting line on October 4, 2000. The RSVP number is (404) 222-0719 between 10:00 a.m. and 1:00 p.m. EDLT.

       At that time, you will need to provide your full name, address of record, phone number, tax identification number, the number of shares you currently own, and your stock certificate number, which you will find printed on the face of your stock certificate and/or you must have your latest statement available.

2. Once we properly confirm your identity, we will assign you an access code, and the phone number to dial to hear the meeting. The phone number will be a toll free call for Domestic shareholders, and a toll call to the (703) area code for International shareholders.

3. On October 4, 2000, you will need to dial the assigned number ten minutes prior to the meeting. You will need to provide the operator with your security code. Remember to keep your security code private, inasmuch as the operator will allow only one caller to utilize that security code. Any caller who does not provide a proper security code and identification will be denied access to the meeting via telephone.


       YOU WILL NOT BE ABLE TO VOTE BY TELEPHONE.
       ------------------------------------------

VOTING

       Stockholders owning the Company's stock at the close of business on the Record Date, or a representative whom a stockholder has authorized in writing, are entitled to vote at the Special Meeting. Please refer to page 1 of the attached Information Statement for an explanation of the Company's voting procedures.

STOCKHOLDER LIST

       The Company will make available on the Meeting Date at the BAOA, Inc. Administrative Offices, a list of stockholders as of the Record Date. It will also make a list available for ten (10) days prior to the Special Meeting, between the hours of 11:00 a.m. and 3:00 p.m. at our executive office 555 Whitehall Street, Atlanta, Georgia, 30303.

       We are distributing this information statement and voting card on or about September 14, 2000.

By Order of the Board of Directors,

Corporate Secretary

INFORMATION ABOUT ATTENDING

       We will hold the Special Meeting at 555 Whitehall Street, Atlanta 30303. Seating will be limited. We will give stockholders priority in seating. Depending on stockholder attendance, we may have seating for guests.

       Your voting card or ADP proxy will be your ticket to be admitted to the Annual Meeting. Please have your ticket out and available when you reach the meeting place.

       For stockholders who hold shares through a brokerage firm, bank, other holder of record, your ticket is the copy of your latest account statement showing your BAOA, Inc. Stock balance. Please present your account statement to the registration area at the Special Meeting. You must also present sufficient identification linking the individuals attending to the brokerage account.

       If you have any questions regarding the Special Meeting or require special accommodations at the Special Meeting due to a disability, please write to the Corporate Secretary identifying your specific need at 555 Whitehall Street, Atlanta, GA 30303 by September 25, 2000.

September 12, 2000                         BAOA INC.
                                           555 WHITEHALL STREET
                                           ATLANTA, GA 30303



                              INFORMATION STATEMENT


GENERAL INFORMATION

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. If, however, you elect not to attend the Special Meeting, you may vote by mail, by completing, signing, dating, and returning the enclosed Voter Card promptly in the accompanying reply envelope. If you decide to attend the Special Meeting, you may do so and vote in person at the Special Meeting.

       Your Board of Directors (hereinafter, "Board") encourages you o exercise your right to vote by using one of the methods of voting described below.

METHOD OF VOTING

VOTING BY MAIL. Stockholders may sign, date and return their Voter Cards in the pre-addressed, postage-paid envelope provided.

VOTING IN PERSON. Stockholders may attend the Special Meeting and deposit their Voter Cards in the ballot box(es) provided at the Special Meeting.

VOTE REQUIRED AND METHOD OF COUNTING

       At the close of business on the Record Date, there will be 87,283,587 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each outstanding share common stock is entitled to one vote. Additionally there will be 220 convertible preferred shares entitled to vote at the Special Meeting. The Preferred Shareholders have the right to vote the number of shares they would receive if their Preferred Shares were converted in to common stock on the record date applicable to the matter to be determined by the shareholder vote. The Preferred Shares equal 50,000,000 votes at the Special Meeting.

       A quorum, which is a majority of the outstanding shares as of the Record Date, must be present to hold the Special Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person or voting by mail. If you indicate an abstention as your voting preference in all matters, your shares will be counted toward a quorum but they will not be voted on any matter.

       The vote required and method of calculation is as follows for the various business matters to be considered at the Special Meeting:

Item 1- AMEND THE ARTICLES OF INCORPORATION AND APPROVE THE REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK is approved if the number of shares voted in favor is a majority of shares entitled to vote.

Item 2- TO MAINTAIN THE AUTHORIZED SHARES OF COMMON STOCK SO THAT THERE WILL BE 90,000,000 COMMON SHARES AUTHORIZED AFTER THE REVERSE SPLIT is approved if the number of shares voted in favor is a majority of shares entitled to vote.

Item 3- TO RATIFY THE BOARD'S ACTION TO CHANGE THE COMPANY'S NAME TO CALL-SOLUTIONS, INC., is approved if the number of shares voted in favor is a majority of shares entitled to vote.

Item 4- TO RATIFY THE BOARD'S APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, is approved if the number of shares voted in favor exceeds the number of shares voted against. Abstentions and broker non-votes (i.e., when a broker does not have authority to vote on a specific issue) do not affect the voting calculations.


RECENT CHANGE OF CONTROL

       On August 30, 2000, the Board of Directors issued 220 convertible preferred shares to several consultants and employees owed shares and salaries for services rendered to the Corporation. Upon Conversion, these shares will convert into 50,000,000 shares of common stock. After the reverse stock split, the shareholder's right of conversion of these preferred shares will be reduced by the reverse split, as if preferred shares had been converted on the effective date of the reverse. Pursuant to the rights of the preferred shares, until the Preferred Shares are converted into Common Stock, the Preferred Shareholders have the right to vote the number of shares they would receive if their Preferred Shares were converted in to common stock on the record date applicable to the matter to be determined by the shareholder vote. At this election these preferred shareholders can vote up to 50,000,000.

       As a result of this issuance Peter Van Brunt holds the single largest block of the Company's issued voting shares, and significant Company voting power. Mr. Van Brunt, currently, serves as a Director, Chairman of the Board, and President, and holds directly 23,554,545 (17.45%) of the issued and outstanding shares of common stock.

AMEND THE ARTICLES OF INCORPORATION AND APPROVE THE REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK (Item 1 on the Voter Card)

       Your Board unanimously recommends amending the Company's Amended Articles of Incorporation to reduce the issued and outstanding shares of stock by a 20:1 reverse split pursuant to which every common share of the Company's then issued and outstanding shall be changed into one-twentieth (1/20th) of a common share. The number of issued and outstanding shares will be decreased from 87,283,587 shares to 4,364,179 shares. The resolution in its entirety states:

              "WHEREAS, the authorized number of shares of Common Stock of this Corporation is 90,000,000, of which 87,283,587 shares of Common Stock is presently issued and outstanding;

       Article Four of the Articles of Incorporation will be amended to read as follows:

              A. This Corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue 100,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 90,000,000 shares of $0.001 (on mil) par common stock. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000 shares of $0.001 (one mil) par stock.

              B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is expressly authorized to fix the number of shares of any series of Preferred Stock, and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and without requiring further action of the Shareholders of this Corporation, include as amendments to the Articles of Incorporation the resolutions adopted by the Board of Directors reflecting the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, or matters relating to such Preferred Shares, as may be permitted by the California Corporations Code.

       Upon the amendment of this Article 4 to read as set forth above, each outstanding share of Common Stock is divided into 1/20 share of Common Stock.

RESOLVED, FURTHER, that no fractional shares will be issued pursuant to said reverse split. Each fractional share of Common Stock will be rounded up to equal one whole share of Common Stock.

RESOLVED, FURTHER, that each of the officers of this Corporation is authorized and directed to apply to any Commissioner of Corporations, or equivalent agencies in other jurisdictions, for any necessary qualification of the issuance of securities pursuant to the reverse stock split.

RESOLVED, FURTHER, that upon the qualification of the issuance by various states where shareholders reside, the officers of this Corporation are authorized to cause to be prepared and execute, verify, and file with the California Secretary of State a Certificate of Amendment of the Articles of Incorporation of this Corporation relating to the reverse stock split.

RESOLVED, FURTHER, that each of the officers of this Corporation is authorized and directed to take any further actions and to execute and deliver any further documents as will be necessary to effect the reverse stock split, the qualifications, and the amendment to the Amended Articles of Incorporation of this Corporation."

RESOLVED, that Article 4 of the Amended Articles of Incorporation will be amended to read as follows:

The total number of shares of Common Stock that the Corporation is authorized to issue is 90,000,000 shares of $0.001 par value."

       The Reverse Stock split along with Item 2, there will be 90,000,000 shares authorized and approximately 4,364,179 shares of common stock issued and outstanding, and 220 Convertible Preferred Shares, convertible into 2,500,000 of common stock. This will allow the Company to issue additional shares for investments of equity capital into the Company for working and growth capital; and for its employee benefit and option plan, and to issue to all of holders (or their successors) of the Company's Common Stock rights or warrants permitting each holder to purchase up to two shares of the Company's common stock for each share held by the shareholders immediately following the reverse split. The Board approved the issuance of these warrants.

       Although the Company has no present plan to issue any of the following, by the reverse split and by maintaining the authorization at 90,000,000 shares, additional shares will be available for the declaration of stock splits, stock dividends, acquisitions, and any other proper corporate purpose. The Company's stockholders have no preemptive rights with respect to the issuance of additional shares of the Company's stock. Once authorized in the amended Articles of Incorporation, your Board may issue shares of the Company's Stock without further authorization by the stockholders unless the Company is otherwise required to obtain stockholder approval by applicable law or stock exchange regulations.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION.

AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZED SHARES OF COMMON STOCK SO THAT THERE WILL BE 90,000,000 COMMON SHARES AUTHORIZED AFTER THE REVERSE SPLIT (Item 2 on the Voter Card)

       Your Board unanimously recommends amending the Company's Amended Articles of Incorporation to maintain the 90,000,000 shares of authorized Common Stock after the Reverse Stock Split. The Resolution in its entirety states:

       "RESOLVED: That subject to stockholder approval, Article 4 of the Amended Articles of Incorporation will be amended to read as follows:

       The total number of shares of Common Stock that the Corporation is authorized to issue is 90,000,000 shares of $0.001 par value."

       If you approve the Reverse Stock split along with Item 2, there will be 90,000,000 shares authorized and approximately 4,364,179 shares of common stock issued and outstanding, and 220 Convertible Preferred Shares, convertible into 2,500,000 of common stock. This will allow the Company to issue additional shares for investments of equity capital into the Company for working and growth capital; and for its employee benefit and option plan, and to issue to all of holders (or their successors) of the Company's Common Stock rights or warrants permitting each holder to purchase up to two shares of the Company's common stock for each share held by the shareholders immediately following the reverse split. The Board approved the issuance these warrants.

       Although the Company has no present plan to issue any of the following, by the reverse split and by maintaining the authorization at 90,000,000 shares, additional shares will be available for the declaration of stock splits, stock dividends, acquisitions, and any other proper corporate purpose. The Company's stockholders have no preemptive rights with respect to the issuance of additional shares of the Company's stock. Once authorized in the amended Articles of Incorporation, your Board may issue shares of the Company's Stock without further authorization by the stockholders unless the Company is otherwise required to obtain stockholder approval by applicable law or stock exchange regulations.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION.

AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME THE CORPORATION TO "CALL-SOLUTIONS, INC."
(Item 3 on the Voter Card)

       Your Board unanimously recommends amending the Company's Amended Articles of Incorporation changing corporation's name to Call-Solutions, Inc. The Resolution in its entirety states:

       "RESOLVED: That subject to stockholder approval, Article 1 of the Amended Articles of Incorporation will be amended to read as follows:

              "The name of the Corporation is: "Call-Solutions, Inc."

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION.

RATIFICATION OF ACCOUNTANTS
(Item 4 on the Voter Card)

       The Board of Directors has selected Richard Levychin, Kahn Boyd Levychin, LLP of 67 Wall Street, 5th Floor, New York, NY 10005, as independent public accountants to audit the books, records and accounts of the Company and its subsidiary for the year 2000.

       S. W. Hatfield, CPA, audited the Company's consolidated financial statements during the year ended January 31, 1999.

       A Representative of Kahn Boyd Levychin, LLP will be present at the Special Meeting, and will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

       If the stockholders do not approve the appointment of Richard Levychin, Kahn Boyd Levychin, LLP, the Board will select another firm of auditors for the ensuing year.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPOINTMENT OF RICHARD LEVYCHIN, KAHN BOYD LEVYCHIN, LLP AS INDEPENDENT AUDITOR.

OTHER MATTERS

       Your Board does not know of any other matter that will be presented for your consideration at the Special Meeting. Unless your Board otherwise permits, only the matters described in this Notice of Meeting and the Information Statement will be voted upon at the Special Meeting.


INCORPORATION BY REFERENCE

Pursuant to the requirements of Schedule 14A Items 11(a) and 13(a) and (b) the following documents filed by the Company with the Commission are hereby incorporated by reference:

       1) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

       2) All reports filed by the Company with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act since December 31, 1999.

Copies of these documents will be mailed to each shareholder along with a copy of this Information Statement.

                                    BAOA, INC
                             SHAREHOLDER VOTER CARD

       The undersigned stockholder is the beneficial owner of _____________________ [number] of shares of _________________ Common and/or
Preferred Stock, hereby votes on each resolution as follows: To vote, you must provide your signature(s) below, next to each resolution, for which you wish to vote. If you do not wish to vote, or wish to abstain, indicate by not returning this Voter Card, or by not signing any one or all of the resolutions below:


================================================================================

RESOLUTION NUMBER 1. A Shareholders' resolution amending Article 4 of the Amended Articles of Incorporation and approving a reverse stock split of the issued and outstanding shares of this Corporation's Common Stock

For [ ]              Against [ ]              Abstain [ ]


Signatures(s)__________________________  Signature(s)__________________________


Date________________


================================================================================

RESOLUTION NUMBER 2. A Shareholder's resolution amending the Amended Articles of Incorporation so that there will be 90,000,000 common shares authorized after the Reverse Split.

For [ ]              Against [ ]              Abstain [ ]

Signatures(s)__________________________  Signature(s)__________________________

Date________________

================================================================================

RESOLUTION NUMBER 3. A Shareholders' resolution amending Article 1 of the Amended Articles of Incorporation to change the name of the Corporation to:
Call-Solutions, Inc."

For [ ]              Against [ ]              Abstain [ ]


Signatures(s)__________________________  Signature(s)__________________________

Date________________

================================================================================

================================================================================

RESOLUTION NUMBER 4. Ratification of Accountants


For [ ]              Against [ ]              Abstain [ ]


Signatures(s)__________________________  Signature(s)__________________________

Date_________________


================================================================================


Each stockholder, MUST sign, when signing for shares that are owned jointly. When signing as an executor, administrator, trustee, custodian or guardian, please give your full title. When signing on behalf of a corporation, please sign in the full corporate name by an authorized officer.

       It is important that you vote your shares. IN ORDER FOR YOUR VOTES TO BE COUNTED, YOU MUST SIGN IN THE APPROPRIATE SPACES, AND EITHER RETURN THE ENCLOSED ENVELOPE TO 555 WHITEHALL STREET, ATLANTA, GA 30303, by October 2, 2000, or deliver this ballot at the Special Meeting.


       ABSTAINING FROM VOTING OR NOT RETURNING A SIGNED CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING YOUR VOTE TO THE PROPOSED ACTION(S). THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO ENSURE THAT THE RECORD HOLDER OF HIS OR ITS SHARES SIGNS, DATES AND RETURN AND VOTES BY MAIL WITH THE ENCLOSED VOTER CARD, AS SOON AS POSSIBLE, OR ATTENDS THE SPECIAL MEETING AND VOTES IN PERSON.